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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
                 (Date of earliest event reported) June 21, 2006

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            333-120522             13-3411414
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(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation)                    File Number)      Identification No.)

 383 Madison Avenue, New York, NY                            10179
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(Address of Principal Executive Offices)
Registrant's telephone number, including area code  (212) 272-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.        Other Events

         On June 21, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer and as Loan-Specific Special Servicer,
Wells Fargo Bank, National Association as a Master Servicer, as Certificate
Administrator and as Tax Administrator, ARCap Servicing, Inc. as General Special
Servicer and LaSalle Bank National Association as Trustee. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (no. 333-130789) and sold to
Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley & Co. Incorporated
("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the
Registrant and the Underwriters.

         On June 21, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of June 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer.

         On June 21, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of June 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer.

         On June 21, 2006, Bear Stearns Commercial Mortgage Securities Inc. (the
"Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of June
8, 2006, by and between the Company, as purchaser, and Prudential Mortgage
Capital Funding, LLC, (b) a Mortgage Loan Purchase Agreement, dated as of June
8, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial
Mortgage, Inc., (c) a Mortgage Loan Purchase Agreement, dated as of June 8,
2006, by and between the Company, as purchaser, and Wells Fargo bank, National
Association, (d) a Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company, as purchaser, and Principal Commercial Funding II,
LLC, (e) a Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company, as purchaser, and Principal Commercial Funding, LLC and (f)
a Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the
Company, as purchaser, and Nationwide Life Insurance Company, each in connection with the Company's Commercial Mortgage Pass-Through Certificates, Series
2006-PWR12.

         On June 21, 2006, the following classes of certificates in the following amounts were sold by the registrant to Bear, Stearns & Co. Inc. and
Morgan Stanley & Co. Incorporated, as initial purchasers, in a private placement in reliance on Section 4(2) of the Securities Act of 1933:

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                           INITIAL AGGREGATE PRINCIPAL AMOUNT/NOTIONAL AMOUNT OF
CLASS                      CLASS OR PERCENTAGE INTEREST TRANSFERRED
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X                                $2,079,030,155
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B                                $44,180,000
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C                                $18,191,000
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D                                $33,785,000
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E                                $20,790,000
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F                                $25,988,000
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G                                $20,790,000
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H                                $25,988,000
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J                                $7,796,000
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K                                $7,797,000
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L                                $7,796,000
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M                                $5,198,000
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N                                $5,197,000
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O                                $5,198,000
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P                                $25,988,155
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R                                100%
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V                                 100%
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         The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Prudential Mortgage Capital Funding,
LLC, Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National
Association, Principal Commercial Funding II, LLC, Principal Commercial Funding,
LLC and Nationwide Life Insurance Company.

Section 9     Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No. Description

5.1         Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1         Tax Opinion of Cadwalader, Wickersham & Taft LLP
            (included in Exhibit 5.1).

23.1        Consent of Cadwalader, Wickersham & Taft LLP (included in
            Exhibits 5.1 and 8.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   June 21, 2006

                        BEAR STEARNS COMMERCIAL MORTGAGE
                        SECURITIES INC.

                        By:    /s/ Richard A. Ruffer, Jr.
                               --------------------------
                        Name:  Richard A. Ruffer, Jr.
                               Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.

5.1      Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1      Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
         Exhibit 5.1).

23.1     Consent of Cadwalader, Wickersham & Taft LLP (included in
         Exhibits 5.1 and 8.1).